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EXHIBIT 99.1
News Release	[LETTERHEAD]

CERIDIAN CORPORATION ANNOUNCES PLAN FOR TAX-FREE REVERSE SPIN;
ARBITRON TO BECOME INDEPENDENT, PUBLICLY-HELD CORPORATION
—Shareholders to Retain 100 Percent Ownership Interest in The Arbitron
Company and Ceridian Corporation—
—Second Quarter Earnings Exceed Expectations—Earnings Outlook for 2000 Unchanged—

Second Quarter Financial Highlights:

  •
  EPS was $.22
  •
  Cash EPS was $.30
  •
  Customer retention in Human Resources business exceeds plan

    MINNEAPOLIS, July 18, 2000—Ceridian Corporation (NYSE: CEN) today reported second quarter results and its intention to separate into two publicly-traded companies, Ceridian Corporation (Ceridian) and The Arbitron Company (Arbitron). After the transaction, Ceridian will be comprised of its Human Resources businesses and Comdata business.

Plans to Create Two Independent Companies

    Through a reverse spin transaction, Ceridian intends to split into two independent, publicly-traded companies, Ceridian and Arbitron. The transaction is expected to be completed by the end of the year, and is contingent upon receipt of a favorable ruling from the Internal Revenue Service regarding the tax-free nature of the transaction. Ceridian expects to take a special charge, currently estimated to be about $25 to $30 million, during the fourth quarter of 2000 to cover transaction fees and costs related to the restructuring of Ceridian's debt.

    Ceridian's Board of Directors will determine the final distribution ratio and the record and distribution dates for the reverse spin-off at a later date. The transaction is intended to be in the form of a tax-free dividend.

    "We believe the separation of Arbitron and Ceridian will create two sharply focused companies well-positioned to pursue and realize their potential as independent companies in the distinctly different markets they serve," said Ronald L. Turner, chairman, president and chief executive officer of Ceridian. "Both businesses are leaders in their respective industries, with strong existing businesses and attractive future prospects. As separate companies, they can better pursue attractive growth opportunities for the benefit of the employees and customers of both businesses while optimizing the value of each individual company.

    "Ceridian's Human Resources and Comdata businesses provide outsourcing services to customers of all sizes. Large-scale transaction processing, money movement and regulatory compliance services will continue to be the core businesses of Ceridian," added Turner. "Synergies between these businesses will continue to emerge. Comdata's eCash product and stored value card technology will be available to all Ceridian Human Resources customers. Conversely, payroll, benefits services and other Human Resources services will be sold into Comdata's large niche in the trucking industry. Comdata's purchase of Stored Value Systems also has created opportunities within the retail market for Ceridian."

    After the transaction is complete, Stephen B. Morris, president of Ceridian's Arbitron business, will be named president and chief executive officer of The Arbitron Company. Arbitron will continue to be headquartered in New York, with a research and operations center located in Columbia, MD. Arbitron reported 1999 revenues of $215 million, primarily derived from the radio market. Turner will continue as chairman, president and chief executive officer of Ceridian Corporation. Ceridian is headquartered in Minneapolis, MN. Revenue in 1999, excluding Arbitron, was $1.1 billion.

    "As an independent company, Arbitron will be able to fully exploit the opportunities presented by our two promising new technologies, the Portable People Meter and InfoStream," said Morris. "We will be in a better position to pursue strategic alliances, partnerships, and acquisitions that will help us accelerate the full commercialization of these two new services which Arbitron believes will significantly improve the way radio, television, cable and Internet streaming media audiences are measured."

    Ceridian has retained Bear, Stearns & Co. Inc. as its financial advisor in connection with the transaction.

Second Quarter Results

    For the second quarter ended June 30, 2000, Ceridian reported net earnings of $32.2 million, or $ .22 per diluted share of common stock, on revenue of $343.8 million. For the second quarter of 1999, Ceridian's net earnings were $35.7 million, or $ .24 per diluted share of common stock, on revenue of $322.2 million. Second quarter 2000 cash earnings per share (defined as net income plus amortization of goodwill and other intangibles related to acquisitions) were $ .30. Second quarter 1999 cash earnings per share were $. 29.

    For the first half of 2000, Ceridian reported net earnings of $67.7 million (excluding first quarter special charges), or $ .46 per diluted share, on revenue of $705.6 million. For the first half of 1999, net earnings totaled $77.5 million, or $ .52 per diluted share, on revenue of $643.6 million.

    "Human Resources revenue for the quarter was lower than anticipated. Human Resources revenue for all of 2000 is now expected to be in the range of $890 to $895 million," said Turner. "Our shortfall in revenue is not due to weakness in the Human Resources market. The year 2000 is a transition year for our Human Resources business, particularly U.S. payroll. Due to our focus on U.S. payroll, cross-selling efforts with Ceridian Benefits Services were deferred, which negatively impacted revenues. However, our efforts to improve the U.S. payroll business are showing great signs of success, and have resulted in a higher than anticipated customer retention rate. Orders were significantly higher during the second quarter compared to the first quarter. We have just released Source 500 (Version 7.0) for national sale. We are greatly encouraged by the positive customer response to this release, and expect accelerating order growth during the second half of the year."

    Ceridian also announced today that, effective August 1, 2000, Tony G. Holcombe, president of Ceridian Employer Services, will also have responsibility for Ceridian Benefits Services and Ceridian Performance Partners. "This new reporting structure will help Ceridian accomplish the integration of sales, marketing, service delivery and product development for our customers in the human resources market," said Turner. "Tony's leadership and clear vision will enable us to deliver a full range of human resources services as a single source provider and help establish Ceridian as the best customer service company in the industry."

    During the quarter, Ceridian announced additional distribution channels for its Internet-based payroll product, Powerpay.com, including agreements with GE Capital, eWausau.com and HR Comply. Powerpay.com has also been selected for Visa's new PartnerAdvantage program that offers Visa business cardholders services and products that are key to the success of small businesses.

    Centrefile, Ceridian's U.K. subsidiary, announced a seven-year contract with Lloyds TSB to manage its payroll operation and process payments for over 90,000 people.

    Arbitron announced the first U.S. field test of its Portable People Meter (PPM) in the Philadelphia market later this year. Nielsen Media Research will provide financial and technical support and television research experience for the test, and has the option to join Arbitron in the future commercial deployment of the PPM in the U.S.

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Ceridian Corporation contained in this report that are not historical in nature, particularly those that utilize terminology such as "may," "will," "should," "likely," "expects," "anticipates," "estimates," "believes" or "plans," or comparable terminology, are forward-looking statements based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known to Ceridian that could cause such material differences include, among others:

  •
  Ceridian may be unable to consummate the spin-off transaction for any reason, including, failure to obtain adequate assurances as to favorable tax treatment or inability to establish new capital structures;
  •
  Consummation of the spin-off transaction and realization of the anticipated results could take longer than expected;
  •
  Credit and other sources of funding necessary for the consummation of the transaction may be less available than expected;
  •
  Implementation difficulties and market factors could alter the proposed strategies and goals of each of the companies;
  •
  Each of the companies could face difficulties in locating and/or achieving anticipated consolidation, growth, expansion and new business initiative and opportunities;
  •
  The combined post-spin-off value of "new" Ceridian and Arbitron may not equal or exceed the pre-spin-off value of Ceridian shares;
  •
  The timing and occurrence (or non-occurrence) of events which may be subject to circumstances beyond the control of Ceridian may adversely affect the spin-off transaction; and
  •
  Ceridian may have difficulty managing costs relative to reduced HRS revenue expectations for 2000.

    Additional important factors known to Ceridian that could cause such material differences are identified and discussed from time to time in Ceridian's filings with the Securities and Exchange Commission, including those factors discussed on pages 15 through 18 of Ceridian's 1999 Annual Report to Stockholders, which is incorporated by reference into Item 7 of Ceridian's Annual Report on Form 10-K for the year ended December 31, 1999, which discussion is also incorporated herein by reference.

    Ceridian undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any future disclosure Ceridian makes on related subjects in future reports to the SEC.

Ceridian Corporation and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in millions, except per share data)

	For Periods Ended June 30,
	Current Quarter		Year to Date
	2000	1999	2000	1999
Revenue	$343.8	$322.2	$705.6	$643.6
Costs and Expenses
Cost of revenue	161.1	151.3	327.7	296.1
Selling, general and administrative	101.5	93.5	209.8	186.1
Research and development	18.8	18.5	37.3	37.1
Other expense (income)	1.2	1.1	33.4	1.7
Total costs and expenses	282.6	264.4	608.2	521.0
Earnings before interest and taxes	61.2	57.8	97.4	122.6
Interest income	0.8	2.1	1.8	3.8
Interest expense	(9.6)	(3.2)	(19.5)	(4.1)
Earnings before income taxes	52.4	56.7	79.7	122.3
Income tax provision	20.2	21.0	30.7	44.8
Net earnings	$32.2	$35.7	$49.0	$77.5
Basic earnings per share	$0.22	$0.25	$0.34	$0.54
Diluted earnings per share	$0.22	$0.24	$0.34	$0.52
Shares used in calculations
(in thousands)
Weighted average shares (basic)	145,051	144,590	144,919	144,338
Dilutive securities	1,704	4,265	1,022	4,643
Weighted average shares (diluted)	146,755	148,855	145,941	148,981

SUPPLEMENTARY FINANCIAL INFORMATION
CASH EARNINGS PER SHARE
(Not including unusual gains or losses or amortization of acquisition cost)

	Current Quarter		Year to Date
	2000	1999	2000	1999
Pro forma net earnings	$32.2	$35.7	$67.7	$77.5
Amortization of acquisition cost, net of income taxes	11.6	7.9	22.0	13.4
Pro forma cash earnings	43.8	43.6	89.7	90.9
Cash earnings per share (diluted)	$0.30	$0.29	$0.62	$0.61

Ceridian Corporation and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in millions)

	June 30, 2000	December 31, 1999
Cash and equivalents	$58.2	$59.4
Trade receivables	444.4	415.8
Other receivables	44.8	44.6
Other assets	1,590.8	1,540.1
Total assets	$2,138.2	$2,059.9
Debt	$584.3	$611.3
Drafts and customer funds payable	182.2	136.9
Other liabilities	475.0	469.0
Stockholders' equity	896.7	842.7
Total liabilities and stockholders' equity	$2,138.2	$2,059.9

Ceridian Corporation and Subsidiaries
Revenue Comparisons
Actual
($M)

	Second Quarter		Six Months YTD
	2000	1999	2000	1999
Human Resources Services	$208.2	$193.0	$442.0	$397.3
Arbitron	60.7	54.5	112.9	104.1
Comdata Corporation	74.9	74.7	150.7	142.2
Total	$343.8	$322.2	$705.6	$643.6

Ceridian Corporation and Subsidiaries
Earnings Before Interest and Tax Comparisons
Actual
($M)

	Second Quarter		Six Months YTD
	2000	1999	2000	1999
Human Resources Services	$18.9	$21.3	$17.3	$58.0
Arbitron	22.9	18.7	39.3	34.5
Comdata Corporation	19.4	17.8	31.7	30.1
Other	0.0	0.0	9.1	0.0
Total	$61.2	$57.8	$97.4	$122.6

Ceridian Corporation and Subsidiaries
Earnings Before Interest and Tax Comparisons (Pro Forma)
Excluding First Quarter 2000 Special Charges
Actual
($M)

	Second Quarter		Six Months YTD
	2000	1999	2000	1999
Human Resources Services	$18.9	$21.3	$54.3	$58.0
Arbitron	22.9	18.7	39.3	34.5
Comdata Corporation	19.4	17.8	34.3	30.1
Other	0.0	0.0	0.0	0.0
Total	$61.2	$57.8	$127.9	$122.6

Ceridian Corporation and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS (Pro Forma)
EXCLUDING FIRST QUARTER 2000 SPECIAL CHARGES
(Unaudited)
(Dollars in millions, except per share data)

	For Periods Ended June 30, 2000
	Pro Forma	Six Months Unusual Charges	As Reported
Revenue	$705.6		$705.6
Costs and Expenses
Cost of revenue	327.7		327.7
Selling, general and administrative	209.8		209.8
Research and development	37.3		37.3
Other expense (income)	2.9	$30.5	33.4
Total costs and expenses	577.7	30.5	608.2
Earnings before interest and taxes	127.9	(30.5)	97.4
Interest income	1.8		1.8
Interest expense	(19.5)		(19.5)
Earnings before income taxes	110.2	(30.5)	79.7
Income tax provision	42.5	(11.8)	30.7
Net earnings	$67.7	$(18.7)	$49.0
Basic earnings per share	$0.47		$0.34
Diluted earnings per share	$0.46		$0.34
Shares used in calculations
(in thousands)
Weighted average shares (basic)	144,919		144,919
Dilutive securities	1,022		1,022
Weighted average shares (diluted)	145,941		145,941

SCHEDULE A

CERIDIAN UNAUDITED STATEMENTS OF OPERATIONS DATA WITHOUT ARBITRON AND UNUSUAL CHARGES OR GAINS AND WITH PRO FORMA ADJUSTMENTS FOR ALLOCATED CORPORATE OVERHEAD COSTS

(Dollars in millions)	Q1	Q2	Q3	Q4	YTD
1998 Quarterly Data
Revenue	$241.0	$235.1	$233.5	$258.0	$967.6
Costs and Expenses
Cost of revenue	113.3	116.7	119.3	129.4	478.7
Selling, general and administrative	70.1	69.2	65.5	65.8	270.6
Research and development	14.9	17.3	17.4	16.5	66.1
Other expense (income)	—	0.1	(0.1)	0.3	0.3
Total costs and expenses	198.3	203.3	202.1	212.0	815.7
Earnings before interest and taxes	42.7	31.8	31.4	46.0	151.9
Add back amortization of acquisition costs	4.0	4.4	4.4	4.3	17.1
Total	46.7	36.2	35.8	50.3	169.0
1999 Quarterly Data
Revenue	$271.8	$267.7	$283.0	$304.4	$1,126.9
Costs and Expenses
Cost of revenue	127.3	131.7	140.5	153.6	553.1
Selling, general and administrative	80.0	82.2	82.7	88.4	333.3
Research and development	15.7	15.4	14.3	15.3	60.7
Other expense (income)	0.1	(0.3)	(1.6)	(2.6)	(4.4)
Total costs and expenses	223.1	229.0	235.9	254.7	942.7
Earnings before interest and taxes	48.7	38.7	47.1	49.7	184.2
Add back amortization of acquisition costs	5.5	8.1	9.7	10.9	34.2
Total	54.2	46.8	56.8	60.6	218.4
2000 Quarterly Data
Revenue	$309.6	$283.1			$592.7
Costs and Expenses
Cost of revenue	148.4	141.0			289.4
Selling, general and administrative	95.6	88.5			184.1
Research and development	15.0	15.3			30.3
Other expense (income)	0.6	0.4			1.0
Total costs and expenses	259.6	245.2			504.8
Earnings before interest and taxes	50.0	37.9			87.9
Add back amortization of acquisition costs	10.9	12.2			23.1
Total	60.9	50.1			111.0

SCHEDULE B

ARBITRON UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS DATA
WITH PRO FORMA ADJUSTMENTS FOR ALLOCATED CORPORATE OVERHEAD COSTS

(Dollars in millions)	Q1	Q2	Q3	Q4	YTD
1998 Quarterly Data
Revenue	$41.3	$49.0	$52.6	$51.6	$194.5
Costs and Expenses
Cost of revenue	15.6	18.3	17.9	21.0	72.8
Selling, general and administrative	10.4	10.1	12.2	12.7	45.4
Research and development	2.5	3.0	2.7	3.5	11.7
Other expense (income)	0.6	1.1	0.7	(0.3)	2.1
Total costs and expenses	29.1	32.5	33.5	36.9	132.0
Earnings before interest and taxes	12.2	16.5	19.1	14.7	62.5
Add back amortization of acquisition costs	0.2	0.6	0.7	0.8	2.3
Total	12.4	17.1	19.8	15.5	64.8
1999 Quarterly Data
Revenue	$49.6	$54.5	$54.3	$57.0	$215.4
Costs and Expenses
Cost of revenue	17.5	19.6	19.1	21.2	77.4
Selling, general and administrative	12.6	11.3	12.1	10.3	46.3
Research and development	2.9	3.1	3.1	4.6	13.7
Other expense (income)	0.5	1.4	1.0	2.6	5.5
Total costs and expenses	33.5	35.4	35.3	38.7	142.9
Earnings before interest and taxes	16.1	19.1	19.0	18.3	72.5
Add back amortization of acquisition costs	0.7	0.8	0.7	0.8	3.0
Total	16.8	19.9	19.7	19.1	75.5
2000 Quarterly Data
Revenue	$52.2	$60.7			$112.9
Costs and Expenses
Cost of revenue	18.2	20.1			38.3
Selling, general and administrative	12.7	13.0			25.7
Research and development	3.5	3.5			7.0
Other expense (income)	1.1	0.8			1.9
Total costs and expenses	35.5	37.4			72.9
Earnings before interest and taxes	16.7	23.3			40.0
Add back amortization of acquisition costs	0.7	0.8			1.5
Total	17.4	24.1			41.5

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CERIDIAN CORPORATION ANNOUNCES PLAN FOR TAX-FREE REVERSE SPIN; ARBITRON TO BECOME INDEPENDENT, PUBLICLY-HELD CORPORATION —Shareholders to Retain 100 Percent Ownership Interest in The Arbitron Company and Ceridian Corporation— —Second Quarter Earnings Exceed Expectations—Earnings Outlook for 2000 Unchanged—
  Second Quarter Financial Highlights:
  Plans to Create Two Independent Companies
  Second Quarter Results
Ceridian Corporation and Subsidiaries CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in millions, except per share data)
SUPPLEMENTARY FINANCIAL INFORMATION CASH EARNINGS PER SHARE (Not including unusual gains or losses or amortization of acquisition cost)
Ceridian Corporation and Subsidiaries CONSOLIDATED BALANCE SHEETS (Unaudited) (Dollars in millions)
Ceridian Corporation and Subsidiaries Revenue Comparisons Actual ($M)
Ceridian Corporation and Subsidiaries Earnings Before Interest and Tax Comparisons Actual ($M)
Ceridian Corporation and Subsidiaries Earnings Before Interest and Tax Comparisons (Pro Forma) Excluding First Quarter 2000 Special Charges Actual ($M)
Ceridian Corporation and Subsidiaries CONSOLIDATED STATEMENTS OF OPERATIONS (Pro Forma) EXCLUDING FIRST QUARTER 2000 SPECIAL CHARGES (Unaudited) (Dollars in millions, except per share data)
  SCHEDULE A
  SCHEDULE B